                                                                   Exhibit 10.15

                                    AGREEMENT

     The parties to this Agreement (this "Agreement") are the undersigned individual (the "Employee") and Allegheny Energy Supply LLC (the "Company") and Allegheny Energy Global Markets LLC (the "Employer"). In connection with the asset contribution and purchase agreement dated on or about January 4, 2001 (the "Purchase Agreement") among the Company, Allegheny Energy, Inc. and Merrill Lynch & Co., Inc., pursuant to which the Company will purchase the business and assets of the Merrill Lynch Global Energy Markets Business as of the Closing Date (as defined in the Purchase Agreement) the Employee and the Company entered into an Employment Agreement, dated as of the Closing Date (the "Employment Agreement"). The Employment Agreement contemplates that the Employee will become employed by the Company as of the Closing Date. The parties now deem it desirable for the Employee to be employed by the Employer instead of by the Company, under equivalent terms and conditions to those set forth in the Employment Agreement.

     Accordingly, intending to be legally bound, the parties acknowledge and agree that:

     1. Subject to Section 2 below, the Company hereby assigns its rights and obligations under the Employment Agreement to the Employer, and the Employee hereby consents to such assignment.

     2. Notwithstanding the assignment set forth in Section 1 above:

          (a) The Company hereby irrevocably guarantees to the Employee the prompt performance and payment of the obligations of the Employer to the Employee under the Employment Agreement, including without limitation, the indemnification provided for in Section 11 of the Employment Agreement. This is a guarantee of performance and payment and not of collection only, and recourse may be had in the first instance against the Company without first proceeding against the Employer. The obligations of the Employer under this guarantee shall not be affected or impaired by reason of the happening from time to time of any event, including, without limitation, any of the following: (i) any failure, omission or delay on the part of Employee to enforce, assert or exercise any right conferred on the Employee in the Employment Agreement or otherwise or (ii) any bankruptcy, insolvency or reorganization of, any arrangement or assignment for benefit of creditors by, or any trusteeship with respect to the Company or the Employer or any of their assets. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or stock of the Company to expressly assume the guarantee and to fulfill the obligations hereunder as if no succession had taken place.

          (b) Section 6 of the Employment Agreement regarding the issuance to the Employee of options to acquire equity interests in the Company shall continue to apply in accordance with its terms. The Employee shall have no right to acquire any equity interests in the Employer.

     3. Section 13(a) of the Employment Agreement is hereby deemed amended to the extent necessary to give full effect to the assignment contemplated by
Section 1 above.

     4. Section 1 of the Employment Agreement is amended by deleting the reference to Section 4 and inserting therefore, Section 8.

     WITNESS the due execution hereof as of the day and year first above written.

                                           ALLEGHENY ENERGY SUPPLY LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           ALLEGHENY ENERGY GLOBAL MARKETS LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           EMPLOYEE


                                           -------------------------------------

                            AMENDMENT AND ASSIGNMENT
                             OF EMPLOYMENT AGREEMENT

                                          , 2002
                                ----------

     The parties to this Amendment and Assignment of Employment Agreement (the "Amendment and Assignment") are Allegheny Energy, Inc., a Maryland corporation ("Allegheny Energy"), Allegheny Energy Supply LLC, a Delaware limited liability company ("Supply") and a majority-owned subsidiary of Allegheny Energy, and a successor to Allegheny Energy Global Markets LLC, a Delaware limited liability company (the "Global Markets"), Allegheny Energy Service Corporation, a Maryland corporation (the "Employer") and a wholly-owned subsidiary of Allegheny Energy,
and                (the "Executive").
    --------------

     Supply and the Executive entered into an Employment Agreement, dated
           (the "Employment Agreement"). Subsequently, Supply and the Executive
----------
agreed to amend and assign the Employment Agreement to Global Markets, subject to Supply's guarantee of Global Markets' obligations under the Employment Agreement. The Employment Agreement provides for the grant of certain options to the Executive to acquire membership interests in Supply. As of the date of this Amendment and Assignment, Allegheny Energy is granting an option to the Executive to acquire shares of Allegheny Energy, Inc. common stock pursuant to the terms of a Stock Option Notice and subject to the provisions of the Allegheny Energy, Inc. Long Term Incentive Plan (the "Allegheny Energy Option"). In consideration of the Allegheny Energy Option, the Executive agrees to waive any and all rights to, and disclaim any and all interests in, any options to purchase an interest in Supply as described in or otherwise contemplated under the Employment Agreement and any such options shall be deemed canceled and void, ab initio.

     Further, the parties deem it desirable for the Executive to be employed by the Employer instead of Global Markets, effective as of January 1, 2002, under equivalent terms and conditions to those set forth in the Employment Agreement, as amended herein and as it may be amended from time to time.

     Accordingly, intending to be legally bound, the parties acknowledge and agree that:

     1. Section 6 of the Employment Agreement is deleted and all references in the Employment Agreement to Section 6 are deleted and of no further effect. The Executive agrees and acknowledges that any grant or other issuance of any option to purchase an interest in Supply, whether pursuant to the Employment Agreement or otherwise, is hereby canceled and void, ab initio.

     2. Exhibit B attached to the Employment Agreement is deleted in its entirety and all references in the Employment Agreement to Exhibit B are deleted.

     3. Supply hereby assigns its rights and obligations under the Employment Agreement to the Employer, effective January 1, 2002, and the Executive hereby consents to such assignment.

     Notwithstanding the assignment set forth in the preceding paragraph, Supply irrevocably guarantees to the Executive the prompt performance and payment of the obligations of the Employer to the Executive under the Employment Agreement, including without limitation, the indemnification provided for in Section 11 of the Employment Agreement. This is a guarantee of performance and payment and not of collection only, and recourse may be had in the first instance against Supply without first proceeding against the Employer. The obligations of the Employer under this guarantee shall not be affected or impaired by reason of the happening from time to time of any event, including, without limitation, any of the following: (i) any failure, omission or delay on the part of Executive to enforce, assert or exercise any right conferred on the Executive in the Employment Agreement or otherwise or (ii) any bankruptcy, insolvency or reorganization of, any arrangement or assignment for benefit of creditors by, or any trusteeship with respect to the Employer or any of its assets. Supply shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or stock Supply to expressly assume the guarantee and to fulfill the obligations hereunder as if no succession had taken place.

     4. Section 13(a) of the Employment Agreement is hereby deemed amended to the extent necessary to give full effect to the assignment contemplated by
Section 3 of this Amendment and Assignment.

     5. Except as expressly amended above, the terms and conditions of the Employment Agreement shall continue in full force and effect.

The foregoing Amendment and Assignment is hereby accepted and the terms and conditions thereof hereby accepted and agreed to by the undersigned.

                                           ALLEGHENY ENERGY, INC.


                                           By:
                                              ----------------------------------
                                              Title:


                                           ALLEGHENY ENERGY SUPPLY LLC


                                           By:
                                              ----------------------------------
                                              Title:


                                           ALLEGHENY ENERGY SERVICE CORPORATION


                                           By:
                                              ----------------------------------
                                              Title:


                                           EXECUTIVE


                                           By:
                                              ----------------------------------

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